Stephens Inc. Investment Conference March 17, 2010 NYSE: DAR Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Over a century old,
Darling International Inc.
is America’s leading provider
of rendering, recycling and
recovery solutions to the
nation’s food industry, converting
valuable waste streams into
sustainable feed and fuel products.”
.

Founded in 1882
Headquartered in Dallas, TX
1870 employees
Public since 1994
NYSE Listed (DAR)
Largest independent rendering company with
81 locations nationwide, including 45 processing plants
Reports under two segments:
– Rendering
– Restaurant services
Renewable fuel initiative
Who we are:

A national footprint with scale . . .
The only recycling/rendering company with a national footprint operating in
42 states
– Network of 45 processing facilities from coast to coast
– Supported by 36 accumulation centers.

The products we produce:
RAW MATERIAL
Tallow Meat & Bone Grease Hides
Leather
Shoes
Garments
Upholstery
Bio-
Fuels
Animal
Feed
Pet
Food
Poultry
Feed
Hog
Food
Animal
Feed
Pet
Food
Bio-
Fuels
Soap
Linoleic
Acid
Oleic
Acid
Glycerin
Stearic
Acid
Fertilizer
Lubricants
Textiles
Plastics
Shampoo
Emulsifiers
Cleaners
Creams
Esters
Paints
Plastics
Lubricants
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Plastics
Tires
Lubricants
Finished
Products
Component
By-Products
Component
By-Products
Applications

The industry we operate within:
Animal and food by-product recycling industry is “mission critical” in the food supply chain and is the most efficient and environmentally sound disposal alternative for a
sustainable
society.
Over 59 billion pounds of inedible by-products generated annually from meat packers, poultry processors and retail food stores.
US Rendering Breakdown
Non-Captive
40%
Integrated
or Captive
60%
Inedible By-Product Origin
Cattle
50%
Swine
22%
Poultry
28%
Source: NRA/Harvard Risk Assessment

How we report:
Rendering
Rendering is the process of recycling animal and food waste products into useful commercial goods, including tallow, protein meals (meat and bone meal), yellow grease, and hides.
Restaurant Services
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.

How the business operates:
Darling operates a fleet of approx 1,000 trucks to collect raw materials from approx 110,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide.
“Formula” basis: Applied to approx 53% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps and biofuels;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Purchase &
Collection
Risk
Management
& Pricing
Marketing,
Sales &
Distribution

Rendering…..turning this … Offal Bones and fat Blood Animals dead on arrival, in transit or on farms Feathers 10

… into this 11

Restaurant Services Overview
Basic Cooking Oil Removal (COR) Service
–
Complete, individualized used cooking oil collection
services offered nationwide – recycling 100% of the
used oil we collect
Grease Trap Maintenance and Cleaning Service
– Operates in 20 markets
– Customers represent FSEs, malls and industrial food
processors
CleanStar® Used Cooking Oil Storage Tank System
– Premium service offered in conjunction with COR
– Installed inside or outside, this self-contained storage system offers a clean, efficient and safe storage and collection option

A
“One
Stop”
National Approach:
Darling’s National Service Center (NSC) offers
complete service management for all cooking oil
removal, grease trap and rendering services.
Manages grease and rendering related service needs.
Ensures compliance for trap regulations and ordinances.
24 hr/day, 7 day/week high-quality customer service.
Web-based records management system.

14 A proposed 50/50 Joint Venture Company between Darling and Valero

Valero and Darling have chosen Green Diesel!
Animal fat based bio-diesel (TME)
has not been embraced because of
cold flow properties… hard to handle in the
distribution system and variable quality.
Petro-Diesel
Biodiesel (FAME)
Green Diesel
NOx Emission Baseline + 10 -10 to 0
Cetane 40-55 50-65 75-90
Cold flow properties Baseline Poor Excellent
Oxidative stability Baseline Poor Excellent
Energy content Baseline Lower Similar

Pipeline ready…..

What Motivates Darling to do this? 16

17 Darling is uniquely positioned RFS 2…mandates apply! “Similar to owning the oil field” Not a food oil (Feed vs. Fuel) Own the arbitrage! Source: National Biodiesel Board.

Darling owns an “Oil Field”…
MIDWESTERN
FEEDSTOCK
Coldwater       Indianapolis
Mason City     Chicago
Berlin              Blue Earth
Sioux City       Denver
Omaha (3)      Bellevue
Des Moines    Clinton
St. Louis         Kansas City
Wichita           Tulsa
Little Rock      Dallas
Houston
WESTERN
FEEDSTOCK
EASTERN
FEEDSTOCK
Los Angeles
Las Vegas
Fresno
Turlock
San Francisco
Boise
Tacoma
Cleveland
Kendallville
Newark
Florida
Georgia
Representing about 15% of US Supply!....200mm gallons.

Darling‘s fats and oils have one use: Feed Fat calories supplement corn calories….. 19

How is the value of fat determined? = Price per Bushel / 56 multiplied by 3.0 = The value of fats and greases 20

Corn…..understanding it‘s impact
-----------Billions of annual bushels---------
CORN NON-ETHANOL SURPLUS
SUPPLY DEMAND NO ETHANOL
99/00         9.4               9.0                    .4
00/01         9.9               9.2                    .7
01/02         9.5               9.1                    .4
02/03         9.0               8.5                    .5
03/04       10.1               9.0                  1.1
04/05       11.8               9.3                  2.5
05/06       11.1               9.6                  1.5
06/07       10.5               9.1                  1.4
07/08       12.5               9.0                  3.5
08/09       12.0               8.5                  3.5
Increasing due
to higher yields
Non-ethanol demand
is static at 9MM bushels
Excess corn bushels
priced by petroleum markets
Grown on virtually same acreage over the last 10 Years?
Will yield improvement end?

A changing value proposition
CRUDE OIL
GASOLINE/DIESEL FUEL
CORN
Animal Fat & Used Cooking Oil
Determines*the*price
Heavily*influences*the*price
Has*been*and*will*become*even*more*in*the*future*key*influence
Primary*determinant*for*price
ETHANOL

Fat is more valuable as a fuel than as a feed
Per # price
Diesel fuel
Per # price
Tallow/YG
Per # premium
Fuel to feed
Per # value
Tax credit
Per # premium
Fuel after tax credit

2002
2003
2004
2005
2006
2007
2008
2009
AVERAGE
.10 .12 (.02)
.12
.14
.12 .17 (.05)
.09
.14
.16 .17 (.01)
.13
.14
.24 .17 .07
.21
.14
.27 .16 .11
.25
.14
.30 .26 .04
.18
.14
.41 .32
.09
.23
.14
.20 .22
(.02)
.12
.14
.21 .19 .02 .16 .14

OVERVIEW OF ST. CHARLES REFINERY/GREEN DIESEL LOCATION ______________________________________________________________ 24

Our Financials Our Financials March 2010 NYSE: DAR

Revenue is commodity price influenced…

$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
2005 2006 2007 2008 2009
Rendering
Revenues
Restaurant
Services
Revenues
$308,867
$406,990
$645,313
$807,492
$597,806

Operating Cash Flows
(in millions)
$49.9
$103.9
$133.0
$57.5
$96.2
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
$150
$160
$170
2005 2006 2007 2008 2009
Darling & National By-Products Combined (Proforma)
Darling International Inc. (Post - Acquisition)

28
Core Business Growth through Acquisition

March
03
Dec
04
May
06
July
07
Dec
08
Feb
09
Aug
08
Oct
05
2003 2004 2005 2006 2007 2008 2009
Enviro Vac,
Inc.
FL, GA
KC metro
NYC metro
GA GA So CA
TX
Burrows Industries, Inc.
dba Minuteman Pumping
Ace Grease
Service
J&R
Rendering, Inc.
Southeastern
Maintenance &
Construction Inc.
National
By-Products, LLC
API Recycling,
div of American
Proteins Inc.
Boca
Transport, Inc.
Midwest
US
Sanimax
USA
Great
Lakes
Dec
09

Key Financials 29

Capital Expenditures 30 Millions

Balance Sheet

January 2, 2010 January 3, 2009
CASH $         68,579 $        51,263
ACCOUNTS RECEIVABLE 45,572 40,424
INVENTORIES 19,057 22,182
INCOME TAXES REFUNDABLE 605 11,248
OTHER CURRENT ASSETS 12,564 13,352
TOTAL CURRENT ASSETS 146,377 138,469
PROPERTY, PLANT & EQUIP 151,982 143,291
GOODWILL 79,085 61,133
OTHER 48,727 51,482
TOTAL ASSETS $      426,171 $       394,375
CURRENT PORTION - DEBT $           5,009 $           5,000
A/P AND ACCRUED EXPENSES 66,268 66,023
TOTAL CURRENT LIABILITIES 71,277 71,023
LONG-TERM DEBT, LESS CURRENT 27,539 32,500
OTHER LIABILITIES 42,478 54,274
TOTAL LIABILITIES 141,294 157,797
STOCKHOLDERS' EQUITY 284,877 236,578
TOTAL LIABILITIES AND EQUITY $       426,171 $       394,375

“Darling*International*Inc.*is
America’s*leading*provider*of*rendering,
recycling*and*recovery*solutions*to the
*
nation’s*food*industry*…
*
converting
valuable*waste*streams*into*sustainable
feed*and*fuel*products.”

Darling Captures and Recycles Carbon
(Emissions per 1000 lb raw material)
Rendering
Facility
573
kg CO eq
avoided by recycling
64 kg CO
2
Industrial uses
and biofuels
Feed
Material Darling recycles in a year:
Carbon Darling captures, lb/year 1.23 billion
CO2
Darling avoids, metric ton/year 2.1 million
CO2
emitted per metric ton avoided 0.14 metric ton
GHG avoided ,metric ton/year* 4 million
Atmospheric CO
*Avoided when materials are rendered rather than composted, based on a study by Xu et al., 2008
Animal
Byproducts
&
Mortalities

2
2

34 The RECYCLING COMPANY of YESTERDAY… The CARBON CARBON FRIENDLY FRIENDLY FUEL COMPANY of TOMORROW